Exhibit 10.1

                    QUIPP, INC. 1996 EQUITY COMPENSATION PLAN
                    -----------------------------------------


         The purpose of the Quipp, Inc, 1996 Equity Compensation Plan (the "Plan") is (i) to provide designated officers (including officers who are also directors), and other employees of Quipp, Inc. and its subsidiaries (within the meaning specified in Section 424(f) of the Code) (hereinafter collectively referred to as the "Company"), members of the Board who are not employed in any capacity by the Company ("Non-Employee Directors") and consultants and advisors to the Company ("Key Advisors") with certain rights to acquire common stock of the Company, and (ii) to provide for the grant of incentive stock options and nonqualified stock options. The Company believes that the Plan will be an incentive to the participants to contribute materially to the growth of the Company, thereby benefiting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

1.       Administration
         --------------

         Subject to the provisions of Section 6, the Plan shall be administered and interpreted by the Board of Directors or by a committee consisting of not less than two persons appointed by the Board of Directors of the Company from among its members who are Non-Employee Directors of the Company, all of whom are "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations. The Board of Directors, in such administrative capacity or, if appointed, such Committee, (either of which are hereinafter referred to as the "Committee"), subject to the provisions of Section 6, shall have the sole authority to determine (i) the individuals to whom options and awards shall be granted under the Plan, (ii) the type, size and terms of the grants or awards to be made to each such individual,
(iii) the time when the grants or awards will be made and (iv) any other matters arising under the Plan. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interests in the Plan or in any awards granted hereunder.

2.       Grants and Awards
         -----------------

         Incentives under the Plan shall consist of incentive stock options, nonqualified stock options, restricted stock grants (hereinafter collectively referred to as "Grants") and stock bonus awards ("Awards"). All Grants and Awards shall be subject to the terms and conditions set forth herein and to those other terms and conditions consistent with this Plan as the Committee


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deems appropriate and as are specified in writing by the Committee to the employee, Key Advisor or Non-Employee Director (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants and/or Awards under a particular Section of the Plan need not be uniform as among the employees or Key Advisors and Grants and/or Awards under two or more Sections of the Plan may be combined in one instrument. Grants to Non-Employee Directors shall be governed by Section 6.

3.       Shares Subject to the Plan
         --------------------------

         (a) Subject to the adjustment specified below, the aggregate number of shares of common stock, $.01 par value, of the Company ("Company Stock") that may be issued or transferred under the Plan is 600,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to options restricted stock grants or stock bonus awards under the Plan to any single individual during the term of the Plan shall be 100,000 shares. The shares may be authorized but unissued shares of Company Stock or treasury shares of Company Stock, including, without limitation, shares repurchased by the Company on the open market. If and to the extent options granted under the Plan terminate, expire, or cancel without having been exercised, or if any shares of restricted stock are forfeited (regardless of whether any voting rights are exercised, dividends received, or any other rights were vested in the Participant prior to forfeiture), the shares subject to such option or comprising such restricted stock shall again be available for purposes of the Plan.

         (b) If there is any change in the number or kind of shares of Company Stock outstanding by reason of a stock dividend, recapitalization, stock split, or combination or exchange of such shares, or a merger, reorganization or consolidation of the Company, reclassification or change in par value or by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration or if the value of outstanding Shares of Company Stock is substantially reduced due to the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants or Awards, the maximum number of shares of Company Stock for which any one individual participating in the Plan may receive Grants and Awards over the term of the Plan, and the number of shares and price per share subject to outstanding Stock Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number or kind of issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants or Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. During the Restriction Period (as defined in Section 7(a)), shares of the Company Stock subject to the Restricted Stock Grant (as defined in the introductory clause of Section 7) shall be deemed to be outstanding, and the number and kind of such shares shall be adjusted in the same manner as other outstanding shares of Company Stock as a result of any of the events that would cause the operation of the provisions of this Section 3(b). In connection with a merger, consolidation or share exchange involving a Change of Control (as defined herein), the Committee may require that, on a date specified by the Committee, Grantees (as defined herein) surrender their outstanding Stock Options (as defined herein) in exchange for a payment by the Company, in cash or in Company Stock as determined by the Committee, in an amount equal to the amount by which the Fair Market Value (as defined herein) of the shares of Company Stock subject to the Grantee's unexercised Stock Options exceeds the purchase price of Company Stock subject to the Stock Options. The adjustments and other determinations made by the Committee pursuant to this
Section 3(b) shall be final, binding and conclusive. As used herein, the term "Company Stock" shall include any other kind of Company securities issued in respect of Company Stock pursuant to the events set forth in this Section 3(b).


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4.       Eligibility for Participation
         -----------------------------

         Officers and other employees of the Company, Key Advisors designated by the Committee and Non-Employee Directors shall be eligible to participate in the Plan (hereinafter referred to individually as the "Participant" and collectively as the "Participants"). The Committee shall select the individuals (other than Non-Employee Directors) to receive Grants and Awards (the "Grantees") from among the Participants and determine the number of shares of Company Stock subject to a particular Grant or Award in such manner as the Committee determines; provided, however, that Key Advisors must render bona fide services and such services must not be in connection with the offer or sale of securities in a capital-raising transaction; and provided further, that Non-Employee Directors may receive only Nonqualified Stock Options (as defined below) pursuant to
Section 6 hereof.

5.       Granting of Options
         -------------------

         (a) Number of Shares. The Committee shall grant to each Grantee a number of stock options as the Committee shall determine.

         (b) Type of Option and Price. The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or stock options which are not intended to so qualify ("Nonqualified Stock Options") or any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options") in accordance with the terms and conditions set forth herein; provided, however, that Key Advisors shall not be eligible to receive grants of Incentive Stock Options and Non-Employee Directors may receive only Nonqualified Stock Options pursuant to Section 6 hereof.

         The purchase price of Company Stock subject to an Incentive Stock Option or a Nonqualified Stock Option shall be at least equal to the "Fair Market Value" of a share of such Company Stock on the date such Stock Option is granted. The Fair Market Value per share shall be, if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or the latest preceding date upon which a sale was reported, or, if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not subject to reported transactions or "bid" or "ask" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         (c) Term. The Committee shall determine the option term of each Stock Option. The term shall not exceed ten years from the date of grant.


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


         (d) Exercisability of Options. Subject to Section 6, Stock Options shall become exercisable in accordance with the terms and conditions determined by the Committee, in its sole discretion, and specified in the Grant Letter. The Committee, in its sole discretion, may accelerate the exercisability of any or all outstanding Stock Options, other than stock options granted pursuant to
Section 6 and held by a Participant who is then a Non-Employee Director, at any time and for any reason. In addition, all outstanding Stock Options including stock options granted pursuant to Section 6, shall become immediately exercisable upon a Change in Control (as defined herein) unless the Committee, in its sole discretion, determines not to accelerate such Stock Options upon a Change in Control (the Committee shall not make such a determination in connection with Stock Options granted pursuant to Section 6 held by a Participant who is then a Non-Employee Director). The Committee may make such determination prior to the Change in Control or, provided that the Committee making such determination following a Change in Control is comprised of the same members as those on the Committee immediately prior to such Change in Control, within thirty (30) days following such Change in Control.

         (e) Manner of Exercise. A Grantee may exercise a Stock Option, in whole or in part, by delivering a notice of exercise to the Committee with accompanying payment of the option price. Such notice may instruct the Company to deliver shares of Company Stock due upon the exercise of the Stock Option to any registered broker or dealer designated by the Company ("Designated Broker") in lieu of delivery to the Grantee. Such instructions must designate the account into which the shares are to be deposited. The Grantee may tender this notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker.

         (f)      Termination of Employment, Disability or Death.
                  -----------------------------------------------

                  (1) In the event the Grantee ceases to be an employee or director of the Company or Key Advisor for any reason other than disability, death or a termination for cause by the Company, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within ninety days of the date on which he ceases to be an employee or Key Advisor (or, except with respect to Stock Options granted pursuant to Section 6 and held by persons who are then Non-Employee Directors, within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the option term.

                  (2) In the event the Grantee ceases to be an employee or director of the Company or a Key Advisor because he is disabled within the meaning of section 22(e)(3) of the Code, any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year of the date on which he ceases to be an employee, director or Key Advisor (or, except with respect to Stock Options granted pursuant to Section 6 and held by persons who are then Non-Employee Directors, within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the option term.


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


                  (3) In the event of the death of the Grantee while he is an employee, director or Key Advisor of the Company or within not more than three months of the date on which he ceases to be an employee, director or Key Advisor (or, except with respect to Stock Options granted pursuant to Section 6 and held by persons who are then Non-Employee Directors, within such other period of time as may be specified in by the Committee), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by his personal representative at any time prior to the expiration of one year from the date of death (or, except with respect to Stock Options granted pursuant to Section 6 and held by persons who are then Non-Employee Directors, within such other period of time as may be specified in by the Committee), but in any event no later than the date of expiration of the option term.

                  (4) In the event the Grantee ceases to be an employee or director of the Company or Key Advisor on account of a termination for "Cause" by the Company, any Stock Option held by the Grantee shall terminate as of the date he ceases to be an employee or Key Advisor (or, except with respect to Stock Options granted pursuant to Section 6 and held by persons who are then Non-Employee Directors, as the Committee may otherwise provide) but in any event no later than the date of expiration of the option term. "Cause" shall mean (i) with respect to Grantees other than Non-Employee Directors, except to the extent otherwise provided in a Grantee's Grant Letter, a finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Grantee, that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company, (ii) with respect to Non-Employee Directors, the date the Grantee's directorship is terminated, if the directorship is terminated on account of (A) any act of fraud, intentional misrepresentation, embezzlement or theft, (B) commission of a felony or (C) disclosure of trade secrets or confidential information of the Company. In such event, in addition to the immediate termination of the Option, the Grantee shall automatically forfeit all Option Shares for any exercised portion of an Option for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price.

         (g) Satisfaction of Option Price. The Grantee shall pay the option price in cash or, with the approval of the Committee, by delivering shares of Company Stock already owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes and having a fair market value on the date of exercise equal to the option price or with a combination of cash and shares, or by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or any successor regulation of the agency then responsible for administering margin regulations pertaining to securities brokers ("Regulation T"). Non-Employee Directors who hold Stock Options granted pursuant to Section 6 may make payment through a broker in accordance with procedures permitted by Regulation T. The Grantee shall pay the option price and the amount of withholding tax due, if any, at the time of exercise. Shares of Company Stock shall not be issued or transferred upon exercise of a Stock Option until the option price and applicable withholding taxes are fully paid.

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

         (h) Requirements for Incentive Stock Options. Each Grant of an Incentive Stock Option shall provide that to the extent that the aggregate fair market value of the Company Stock on the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan or any other stock option plan of the Company exceeds $100,000, then such Stock Options, to the extent of such excess, shall be treated as Nonqualified Stock Options. An Incentive Stock Option shall not be granted to any Participant who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or parent of the Company, unless the option price per share is not less than 110% of the fair market value of Company Stock on the date of grant and the option term is not more than five years from the date of grant. Notwithstanding anything in the Plan to the contrary, to the extent that any Stock Option does not qualify as an Incentive Stock Option, such option shall be treated as a Nonqualified Stock Option.

6.       Option Grants to Non-Employee Directors
         ---------------------------------------

         A Non-Employee Director shall be entitled to receive Nonqualified Stock Options only in accordance with this Section 6. No options shall be granted under this Section 6 after the 1999 calendar year.

                  (a) Initial Grant. Each Non-Employee Director who is a member of the Board on the effective date of the Plan (the "Effective Date") and who was not previously an employee of the Company will receive on the Effective Date a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock. Each Non-Employee Director who first becomes a member of the Board after the Effective Date will receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock immediately upon his or her becoming a member of the Board.

                  (b) Annual Grants. On each date that the Company holds its annual meeting of stockholders, commencing with the 1997 calendar year, each Non-Employee Director in office immediately after the annual election of directors (excluding any directors first elected at such meeting, who shall each receive the grant specified in Section 6(a)) will receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock.

                  (c) Option Exercise Price; Term of Options. Options granted under this Section 6 shall have a per share exercise price equal to the Fair Market Value of a share of Company Stock on the date of grant, and such options shall be fully exercisable on the date of grant. Options granted under this
Section 6 shall have a term of ten years from the date of grant, subject to earlier termination pursuant to Section 5(f).

                  (d) Administration. The provisions of this Section 6 are intended to operate automatically and not require administration. However, to the extent that administrative determinations are required with respect to the provisions of this Section 6, such determinations shall be made by the Board, but in no event shall such determinations affect the eligibility of Grantees, the determination of the exercise price, the timing of the grants or the number of shares subject to Stock Options granted hereunder or otherwise cause

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

Non-Employee Director transactions under the Plan to fail to satisfy the conditions of Rule 16b-3(d) or 16b-3(e) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (e) Acceleration. Upon the occurrence of a Change of Control, each Stock Option granted pursuant to this Section 6 shall automatically accelerate and become fully exercisable as to all shares subject to such option and shall remain exercisable until the expiration of the option term.

                  (f) Applicability of Plan Provisions. Except as otherwise provided in the Plan (including this Section 6), the Nonqualified Stock Options granted to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.

7.       Restricted Stock Grants
         -----------------------

         The Committee may issue or transfer shares of Company Stock, subject to restriction as set forth herein, to a Participant under a grant (a "Restricted Stock Grant"). Non-Employee Directors and Key Advisors shall not be eligible to receive Restricted Stock Grants. The following provisions are applicable to Restricted Stock Grants:

                  (a) General Requirements. Shares of Company Stock issued pursuant to Restricted Stock Grants will be issued for no consideration unless otherwise required under applicable law. Subject to any other restrictions by the Committee as provided pursuant to this Section, restrictions on the transfer of shares of Company Stock set forth in Section 7(d) shall lapse as provided in the Grant Letter. The period of time during which the Restricted Stock Grant will remain subject to restrictions including the time prior to satisfaction of performance or other conditions for removal of restrictions will be designated in the Grant Letter as the "Restriction Period."

                  (b) Number of Shares. The Committee shall grant to each Grantee a number of shares of Company Stock pursuant to a Restricted Stock Grant in such manner as the Committee determines.

                  (c) Requirement of Employment. If the Grantee's employment terminates during a period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant terminates as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and, unless the Company has retained possession of the shares of Company Stock subject to restriction, those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems equitable.

                  (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge, or otherwise dispose of the shares of Company Stock to which such Restriction Period applies except as provided by the Committee. Each certificate for a share issued or transferred under a Restricted Stock Grant shall contain a legend

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

giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates covering any of the shares subject to restrictions when all restrictions on such shares have lapsed.

                  (e) Voting and Dividends. If so determined by the Committee, the Grantee shall have the right to vote shares of the Company Stock subject to the Restricted Stock Grant and to receive the payment of any cash dividends paid on such shares during the Restricted Period.

                  (f) Lapse of Restrictions. All restrictions imposed under the Restricted Stock Grant shall lapse upon the expiration of the applicable Restriction Period; provided, however, that upon a Change in Control (as defined herein), the Restricted Period relating to the shares which have not, prior to such date, been satisfied shall immediately lapse, unless the Committee, in its sole discretion, determines not to lapse such restrictions upon a Change in Control. The Committee may make such determination prior to the Change in Control or, provided that the Committee making such determination following a Change in Control is comprised of the same members as those on the Committee immediately prior to such Change in Control, within thirty (30) days following such Change in Control. In addition, the Committee may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, without regard to any Restriction Period, under such circumstances as it deems appropriate.

8.       Stock-Based Awards.
         -------------------

         The Committee is authorized, subject to limitations under applicable law, to grant to Participants other than Non-Employee Directors Awards of Company Stock purely as a "bonus" and not subject to any restrictions or conditions.

9.       Transferability of Stock Options
         --------------------------------

         No Stock Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom a Stock Option is granted, such Stock Option may be exercised only by such person. Notwithstanding the foregoing, a (i) Nonqualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of ERISA and (ii) the Committee may provide, in a Grant Letter, that a Grantee may transfer Stock Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Grantee receives no consideration for a Family Transfer and the Grant Letters relating to Stock Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such Stock Options immediately prior to the Family Transfer.


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

10.      Change in Control
         ------------------

         A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the shareholders of the Company (or the Board of Directors, if shareholder action is not required) and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company Stock immediately prior to the merger or consolidation will have at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and, if applicable, voting securities) is to be held in the same proportion as such holders' ownership of Company Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company) shall have become the beneficial owner of, or shall have obtained voting control over, securities of the Company having at least twenty percent (20%) of the combined voting power of outstanding securities of the Company in the election of directors, or (v) the first day after the date this Plan is approved by shareholders of the Company when directors are elected such that a majority of the members of the Board of Directors shall have been members of the Board of Directors for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

11.      Amendment and Termination of the Plan
         -------------------------------------

                  (a) Amendment. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an incentive stock option or increase the maximum number of shares as to which Grants or Awards may be made under the Plan, or the individual limit for any single Participant, without obtaining shareholder approval by such vote as is required by the Florida Business Corporation Act, as amended and, if applicable, the provisions of the Company's Articles of Incorporation or By-Laws, or, if a greater vote is required in order to comply with applicable requirements of the Code or Rule 16b-3, by such vote as is required by the Code or Rule 16b-3. No amendment to the Plan shall adversely affect any outstanding Grant or Award, however, without the consent of the Participant holding such Grant or Award.

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

                  (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date unless terminated earlier by the Board of Directors of the Company or unless extended by the Board with the approval of the shareholders.

                  (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant or Award is made shall not result in the termination or amendment of the Grant or Award unless the Participant holding such Grant or Award consents or unless the Committee acts under Section 18(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant or Award may be terminated or amended under Section 18(b) or may be amended by agreement of the Company and the Participant holding such Grant or Award consistent with the terms of the Plan.

12.      Rights of Participants
         ----------------------

         Nothing in this Plan shall entitle any Participant or other person to any claim or right to be given a Grant or Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any rights to be retained by or in the employ of the Company.

13.      Withholding of Taxes
         --------------------

         The Company shall have the right to deduct from wages paid to the employee of the Company, any federal, state or local taxes required by law to be withheld with respect to Grants or Awards, and the Participant or other person receiving Company Stock under the Plan shall be required to pay to the Company the amount of any such taxes which the Company is required to withhold with respect to such Company Stock.

14.      Agreements with Participants
         ----------------------------

         Each Grant made under this Plan shall be evidenced by a Grant Letter containing such terms and conditions consistent with the terms of the Plan, as the Committee shall approve.

15.      Requirements for Issuance of Shares
         -----------------------------------

         No Company Stock shall be issued or transferred upon payment of any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Restricted Stock Grant, Stock Option or Award made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

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

16.      Headings
         --------

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

17.      Effective Date of the Plan
         --------------------------

         Subject to the approval of the Company's shareholders, this Plan shall be effective as of the date the Plan is adopted by the Board of Directors of the Company. If the Plan is not approved by the Company's shareholders within twelve months following such date, all Grants under the plan shall be null and void. No Awards may be made prior to shareholder approval.

18.      Miscellaneous
         -------------

                  (a) Substitute Grants. The Committee may make a Grant to an employee of another corporation who becomes a Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant granted by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

                  (b) Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by an governmental or regulatory agency as may be required, including, without limitation, the filing of a registration statement under the Securities Act of 1933 with respect to shares of Company Stock under the Plan. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 1 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding the foregoing, the provision in Grant Letters for Family Transfers pursuant to Section 9 is expressly permitted, even though Stock Options evidenced by such Grant Letters may not be deemed to satisfy the conditions of Rule 16b-3 as a result of such provision. The Committee may revoke any Grant if it is contrary to applicable law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Participants. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                  (c) Ownership of Stock. A Participant shall have no rights as a shareholder with respect to any shares of Company Stock covered by a Grant or Award until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company, except as may be determined pursuant to Section 7(e).


AMENDED: May 12, 1998
         May 2, 2000
         February 27, 2001


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